                                                                  Exhibit 20.1
                                                                  Page 1 of 4





               M O N T H L Y  S E R V I C E R  C E R T I F I C A T E

                      D E A L E R  N O T E  T R U S T  1 9 9 0

                          -----------------------------

                             F L O A T I N G  R A T E

                 P A S S - T H R O U G H  C E R T I F I C A T E S


The undersigned, a duly authorized representative of Navistar Financial Corporation ("NFC"), as Servicer pursuant to the Pooling & Servicing Agreement dated as of December 1, 1990 ( the "Agreement" ) by and among NFC, Navistar Financial Securities Corporation ("NFSC") and The Chase Manhattan Bank (survivor in the merger between The Chase Manhattan Bank and Chemical Bank which was the survivor in the merger between Chemical Bank and Manufacturers Hanover Trust Company), as Trustee, does hereby certify, with respect to the Due Period ending May 31, 1998 and the related Distribution Period ending June 25, 1998 as follows:

1. NFC is Servicer under the Agreement.

2. The undersigned is a Servicing Officer.

3.     The amount of the Advance, if any, for the prior
       Due Period is equal to . . . . . . . . . . . . . . . . . . . $297,736.81

4.     The amount of Dealer Finance Charge Collections for
       the prior Due Period was equal to . . . . . . . . . . . . .$2,135,964.63

5.     The amount of NITC Finance Charges for the prior
       Due Period was equal to . . . . . . . . . . . . . . . . . .$4,586,087.92

6.     The aggregate amount of all payments made pursuant
       to Section 4.03 on the prior Distribution Date was
       equal to . . . . . . . . . . . . . . . . . . . . . . . . . $6,735,873.04

7.     The Deficiency Amount as of the immediately
       preceding Distribution Date was equal to . . . . . . . . . . . . . $0.00

8.     The Available Subordinated Amount as of the
       beginning of the Due Period was equal to . . . . . . . . .$78,718,300.00

9.     The Maximum Subordinated Amount as of the
       beginning of the Due Period was equal to . . . . . . . . .$78,718,300.00

10.    The Projected Spread for the Distribution Period
       is equal to . . . . . . . . . . . . . . .  . . . . . . . . $6,348,250.00

11.    The amount on deposit in the Spread Account as of
       the Spread Account Funding Date was equal to. . . . . . .  $6,348,250.00

                                                                  Exhibit 20.1
                                                                  Page 2 of 4



12.    The principal amount of Dealer Notes outstanding
       as of the end of the Due Period is equal to . . . . . . .$871,533,282.29

13.    The average daily balance of Dealer Notes
       outstanding during the Due Period is equal to . . . . . .$860,696,463.06

14.    The amount of the Monthly Servicing Fee for the Due
       Period is equal to . . . . . . . . . . . . . . . . . . . . . $717,247.05

15.    The amount of the Investor Monthly Servicing Fee for
       the Due Period is equal to . . . . . . . . . . . . . . . . . $423,216.64

16.    The amount of Dealer Finance Charges for the Due
       Period is equal to . . . . . . . . . . . . . . . . . . . . $2,679,897.10

17.    The amount of NITC Finance Charges for the Due
       Period is equal to . . . . . . . . . . . . . . . . . . . . $4,304,358.78

18.    The amount of Interest Income for the Due Period is
       equal to . . . . . . . . . . . . . . . . . . . . . . . . . $6,997,018.07

19.    The amount of Investor Interest Income for the Due
       Period is equal to . . . . . . . . . . . . . . . . . . . . $2,642,176.32

20.    The amount of the Seller Interest Income for the Due
       Period is equal to . . . . . . . . . . . . . . . . . . . . $1,835,656.03

21.    The average daily Seller Interest during the Due
       Period is equal to . . . . . . . . . . . . . . . . . . . $352,836,463.06

22.    The Total Investor Percentage for the Due Period is
       equal to . . . . . . . . . . . . . . . . . . . . . . . . . . . 59.00570%

23.    The Excess Servicing for the Due Period is equal to . . . .$1,801,938.67

24.    The Deficiency Amount as of the current Distribution
       Date ( after giving effect to the payments made pursuant
       to Section 4.03 of the Agreement) is equal to . . . . . . . . . . .$0.00

25. The amount of the Deficiency Amount specified in 24 above allocable to each Class:

                    Class A1 . . . . . . . . . . . . . .$  N/A

                    Class A2 . . . . . . . . . . . . . .$  N/A

                    Class A3 . . . . . . . . . . . . . .$  N/A

                    Class A4 . . . . . . . . . . . . . .$  N/A

                    Class A5 . . . . . . . . . . . . . .$  N/A


26.    The total amount of Advance Reimbursements for the
       Due Period is equal to . . . . . . . . . . . . . . . . . . . . . . $0.00

                                                                  Exhibit 20.1
                                                                  Page 3 of 4



27.    The aggregate amount to be deposited in the
       Distribution Account on the Transfer Date for
       distribution on the Distribution Date to the
       Investor Certificate holders is equal to. . . . . . . . . .$2,549,089.66

28. The amount to be paid out to the Holders of each Class on the Distribution Date in respect of Investor Certificate Interest:

                    Class A1 . . . . . . . . . . . . . . .$0.00

                    Class A2 . . . . . . . . . . . . . . .$0.00

                    Class A3 . . . . . . . . . . . .$547,005.00

                    Class A4 . . . . . . . . . . .$1,033,074.59

                    Class A5 . . . . . . . . . . . .$969,010.00


29.    The aggregate principal amount of Dealer Notes
       repaid during the Due Period is equal to . . . . . . . . $283,915,891.79

30.    The aggregate principal amount of Dealer Notes
       purchased by the Trust during the Due Period is
       equal to . . . . . . . . . . . . . . . . . . . . . . . . $306,319,397.68

31.    The aggregate principal amount of Investment
       Securities as of the end of the Due Period is
       equal to . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

32.    The amount of Principal Losses for the Due Period is
       equal to . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $0.00

33.    The amount of the Investor Loss Amount is equal to . . . . . . . . $0.00

34.    The Maximum Subordinated Amount as of the
       Distribution Date (after giving effect to the
       transactions set forth in Section 4.03 of the
       Agreement) is equal to . . . . . . . . . . . . . . . . . .$78,718,300.00

35.    The Available Subordinated Amount as of the
       Distribution Date (after giving effect to the
       transactions set forth in Section 4.03 of the
       Agreement) is equal to . . . . . . . . . . . . . . . . . .$78,718,300.00

36.    The Seller Interest as of the Distribution Date (after
       giving effect to the transactions set forth in Section
       4.03 of the Agreement) is equal to  . . . . . . . . . . .$363,673,282.29

37.    The Minimum Seller Interest (after giving effect
       to the transactions set forth in Section 4.03 of the
       Agreement) is equal to . . . . . . . . . . . . . . . . . .$93,954,100.00

38.    The amount on deposit in the Spread Account (after
       giving effect to the transactions set forth in
       Section 4.03 of the Agreement) is equal to . . . . . . . . $6,348,250.00

                                                                  Exhibit 20.1
                                                                  Page 4 of 4



39.    The Class Loss Amount for the Due Period for each Class:

                    Class A1 . . . . . . . . . . . . . .$  N/A

                    Class A2 . . . . . . . . . . . . . .$  N/A

                    Class A3 . . . . . . . . . . . . . .$  N/A

                    Class A4 . . . . . . . . . . . . . .$  N/A

                    Class A5 . . . . . . . . . . . . . .$  N/A

40.    The Class Charged-Off Amounts for each Class:

                    Class A1 . . . . . . . . . . . . . .$  N/A

                    Class A2 . . . . . . . . . . . . . .$  N/A

                    Class A3 . . . . . . . . . . . . . .$  N/A

                    Class A4 . . . . . . . . . . . . . .$  N/A

                    Class A5 . . . . . . . . . . . . . .$  N/A

41.    The amount of Principal Collections on deposit in
       the Certificate Principal Account . . . . . . . . . . . . . . . . .$0.00

42. The amount of such Principal Collections allocable to each Amortizing Class:

                    Class A1 . . . . . . . . . . . . . .$  N/A

                    Class A2 . . . . . . . . . . . . . .$  N/A

                    Class A3 . . . . . . . . . . . . . .$  N/A

                    Class A4 . . . . . . . . . . . . . .$  N/A

                    Class A5 . . . . . . . . . . . . . .$  N/A

43.    The amount on deposit in the Liquidity Reserve
       Account (after  giving effect to the transactions
       made pursuant to Section 4.03 of the Agreement)
       is equal to . . . . . . . . . . . . . . . . . . . . . . . . . .. . . N/A


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 9th day of June 1998.


                                      NAVISTAR FINANCIAL CORPORATION,
                                      as Servicer



                                      BY: /s/ R. W. Cain
                                              R. W. Cain
                                      ITS:    Vice President and Treasurer